                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               EARL SCHEIB, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

EARL SCHEIB, INC.                                       [EARL CHEIB, INC. LOGO]
8737 Wilshire Boulevard
Beverly Hills, California 90211

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
EARL SCHEIB, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of EARL SCHEIB, INC. (the "Company") will be held in the Hana Room at the Hotel Nikko located at 465 S. La Cienega Boulevard, Los Angeles, California on Friday, September 4, 1998 at 10:00 a.m., for the following purposes:

(1) To elect six directors, each for a term of one year and until their successors shall have been duly elected and qualified.

(2) To approve an amendment to the 1994 Performance Employee Stock Option Plan.

(3) To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on July 15, 1998 are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof.

Your attention is called to the Proxy Statement and accompanying Proxy Card. You are requested, whether or not you plan to be present at the meeting, to sign, date and return the Proxy Card in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote your own shares at the meeting.

A copy of the 1998 Annual Report of the Company accompanies this Notice but is not a part of the proxy solicitation material.

                                          By order of the Board of Directors

                                                  /S/ DAVID I. SUNKIN
                                                     David I. Sunkin
                                                 Vice President & General
                                                    Counsel, Secretary

Beverly Hills, California
July 27, 1998

IT IS IMPORTANT THAT ALL SHAREHOLDERS BE REPRESENTED AT THE ANNUAL MEETING. SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON SHOULD MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH WILL BE USED AT THE ANNUAL MEETING. A SELF-ADDRESSED, STAMPED ENVELOPE IS ENCLOSED HEREWITH FOR THAT PURPOSE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION IS APPRECIATED.

Requests for additional copies of proxy material should be addressed to David I. Sunkin, Vice President and General Counsel, at the office of the Company, 8737 Wilshire Boulevard, Beverly Hills, California 90211, (310) 652-4880 ext. 160. Earl Scheib, Inc. is listed and traded on the American Stock Exchange (Symbol "ESH").

EARL SCHEIB, INC.                                       EARL SCHEIB, INC. [LOGO]
8737 WILSHIRE BOULEVARD
BEVERLY HILLS, CALIFORNIA 90211

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 4, 1998

The accompanying proxy is solicited by the Board of Directors of Earl Scheib, Inc. (the "Company"), to be used at the Annual Meeting of Shareholders to be held on Friday, September 4, 1998 and any adjournment thereof (the "Meeting"). Shares represented by valid proxies in the enclosed form will be voted as specified if executed and received in time for the Meeting. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO BEING VOTED BY DELIVERING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

This notice of Annual Meeting and Proxy Statement is being mailed to shareholders on or about July 27, 1998.

VOTING SECURITIES

Only shareholders of record at the close of business on July 15, 1998, are entitled to notice of and to vote at the Meeting, each share having one vote. In electing directors, shareholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy, will be voted FOR the election of all nominees and FOR the proposal to amend the 1994 Performance Employee Stock Option Plan. Directors will be elected by a plurality of votes cast by holders of shares of Common Stock voting in person or by proxy at the Meeting. Approval of all other proposals will require the affirmative vote of the holders of a majority of shares of Common Stock voting in person or by proxy at the Meeting. Broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote. On the record date, the Company had issued and outstanding 4,660,182 shares of Common Stock, par value $1.00.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates the number of shares of the Company's Common Stock beneficially owned as of June 30, 1998, by (i) all persons know to the Company to own more that 5% thereof, (ii) all directors and nominees for director of the Company, and (iii) all directors and officers of the Company as a group:

                                                                                         PERCENT OF
                         NAME OF                                AMOUNT AND NATURE        OUTSTANDING
                     BENEFICIAL OWNER                       OF BENEFICIAL OWNERSHIP(A)     SHARES
                     ----------------                       --------------------------   -----------
Dimensional Fund Advisors, Inc............................            291,500(b)             6.2%
  1229 Ocean Avenue, Suite 650
  Santa Monica, CA 90401
Gabelli Funds, Inc. and affiliates........................          1,361,360(c)            29.2%
  One Corporate Center
  Rye, NY 10580
Christian K. Bement.......................................            241,500(d)             5.1%
Stuart D. Buchalter.......................................            980,000(e)(i)           21%
Philip Wm. Colburn........................................             24,500(f)                *
Alexander L. Kyman........................................             23,500(g)                *
Daniel A. Seigel..........................................            386,871(h)             8.3%

                                                                                         PERCENT OF
                         NAME OF                                AMOUNT AND NATURE        OUTSTANDING
                     BENEFICIAL OWNER                       OF BENEFICIAL OWNERSHIP(A)     SHARES
                     ----------------                       --------------------------   -----------
Donald R. Scheib..........................................            970,000(i)            20.8%
Robert L. Spencer.........................................             23,500(j)                *
All directors, nominees for director and officers as a              1,833,487(k)            39.3%
  group (9 persons).......................................

---------------
 *  Indicates ownership of less than 1% of the Company's Common Stock

(a) Except as noted below, each of such beneficial owners exercises sole voting and investment power over all shares shown. Amounts include shares owned outright plus shares which could be acquired on or before August 30, 1998.

(b) According to a Securities and Exchange Commission Schedule 13G, dated February 5, 1997. Dimensional Fund Advisors, Inc. ("Dimensional") a registered investment advisor, is deemed to have beneficial ownership of all 291,500 shares, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(c) According to a Securities and Exchange Commission Schedule 13D, dated December 2, 1997, Gabelli Funds, Inc. and its affiliates hold all such shares for the benefit of their clients. Gabelli Funds, Inc. claims beneficial ownership of all 1,361,360 shares except for 9,460 shares owned by Mario J. Gabelli as an individual.

(d) Includes 41,500 shares owned outright and 200,000 shares which may be acquired upon the exercise of stock options which are presently exercisable.

(e)  Includes 30,000 shares owned outright.

(f) Includes 4,500 shares owned outright and 20,000 shares which may be acquired upon the exercise of directors stock options which are presently exercisable.

(g) Includes 3,500 shares owned by a trust of which Mr. Kyman is one of two trustees and 20,000 shares which may be acquired upon the exercise of directors stock options which are presently exercisable or which will become exercisable on or before August 30, 1998.

(h) Includes 136,871 shares owned outright and 250,000 shares which may be acquired upon the exercise of stock options which are presently exercisable.

(i) Mr. Scheib and Mr. Buchalter are successor co-executors of the estate of Earl A. Scheib which owns 950,000 shares over which Mr. Scheib and Mr. Buchalter share investment and voting power. For Mr. Scheib, the amount also includes 20,000 shares which may be acquired upon the exercise of stock options which are presently exercisable.

(j) Includes 3,500 shares owned outright and 20,000 shares which may be acquired upon the exercise of directors stock options which are presently exercisable.

(k) Includes shares which may be acquired upon the exercise of stock options which are presently exercisable or which will be come exercisable on or before August 30, 1998.

ELECTION OF DIRECTORS

Six persons are to be elected to the Board of Directors, each for a term of one year, commencing on the date of the Meeting and continuing until the Annual Meeting of Shareholders to be held in 1999 and until their successors have been duly elected and qualified. The nominees named below will be nominated to serve until the 1999 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Of the six nominees, Donald R. Scheib and Stuart D.

Buchalter, as the successor co-executors for the estate of Earl A. Scheib, and Daniel A. Seigel may be deemed "controlling persons" of the Company.

The number of directors set to sit on the Board is seven. Inasmuch as six directors are being elected to the Board, due to the retirement of Mr. Spencer, a vacancy will result. The Company anticipates that it will fill the vacancy according to the bylaws during the current fiscal year.

All of the nominees are currently serving as directors of the Company. In the event that any nominee for director would become unavailable, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. The Board of Directors has no present knowledge that any of the persons named will be unavailable to serve.

INFORMATION CONCERNING DIRECTORS AND NOMINEES TO BOARD OF DIRECTORS

The following table sets forth the principal occupation or employment and principal business of the employer, if any, of each director and nominee for director of the Company, as well as his age, business experience, other directorships held by him and the period during which he has previously served as director of the Company:

            NAME, AGE                     PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS;
       AND PRESENT POSITION                  OTHER DIRECTORSHIPS; BUSINESS EXPERIENCE
       --------------------               ---------------------------------------------

Daniel A. Seigel, 56
  President and Chief
  Executive Officer,
  Director
  and Nominee                A director since November 1994 when Mr. Seigel was
                             employed as the Company's President and Chief
                             Executive Officer. From March 1993 through 1994,
                             Mr. Seigel was President and Chief Executive
                             Officer of Thrifty Corporation (retail drug stores and sporting goods). Prior to that and since March
                             1990, Mr. Seigel served as the President of Thrifty
                             Corporation. Prior to joining Thrifty Corporation and since 1986, Mr. Seigel served as President, Chief Executive Officer and a director of Pacific
                             Energy, an alternative energy subsidiary of Pacific
                             Enterprises.

Philip Wm. Colburn, 69
  Director and Nominee       A director since June 1992, Mr. Colburn has more
                             than 40 years experience in the automotive industry. Since March 1988, Mr. Colburn has served as the Chairman of the Board of Allen Telecom, Inc.
                             (NYSE), which is a manufacturer of
                             telecommunications products. From March 1988 to January 1992, Mr. Colburn also served as the Chief
                             Executive Officer of Allen Telecom, Inc. Mr.
                             Colburn is also a Director of Superior Industries
                             International (OEM wheels and custom auto accessories), Transpro, Inc. (manufacturer and supplier of automotive components and systems) and Spinnaker Industries, Inc. (specialty adhesive-backed materials). Mr. Colburn is a member of the Company's Audit Committee and Nominating
                             Committee and is Chairman of the Compensation
                             Committee.

Alexander L. Kyman, 68
  Director and Nominee       A director since August 1994, Mr. Kyman from 1984
                             to 1992 was President of City National Bank
                             (commercial bank). From 1992 through 1993, Mr.
                             Kyman was Vice Chairman of City National Bank. Mr.
                             Kyman is a Director of DEP Corporation (personal care products). Currently, Mr. Kyman is a business and financial consultant. Mr. Kyman is a member of the Company's Audit Committee and Compensation
                             Committee.

Donald R. Scheib, 62
  Chairman of the Board
  and Nominee                A director since 1966, Mr. Scheib was the President
                             and Chief Executive Officer of the Company from 1992 through 1994. For more than five years prior thereto, Mr. Scheib served the Company as its Vice
                             President, in charge of the Western Region. Mr.
                             Scheib is a member of the Company's Nominating
                             Committee.

Robert L. Spencer, 80
  Director A director since 1990, Mr. Spencer has been for more than the last five years self-employed with Spencer Associates which is engaged in merger and acquisition and financial services consultation. Mr. Spencer is a member of the Company's Audit Committee. Pursuant to the Company's Bylaws, Mr. Spencer will be retiring effective the date of the Meeting.

Stuart D. Buchalter, 60
  Director and Nominee       Of counsel, Buchalter, Nemer, Fields & Younger, a
                             Professional Corporation, California law firm;
                             Chief Executive Officer (until January 1995),
                             Chairman of the Board (until June 1995), The Art
                             Stores, art materials retailer; Chairman of the Board and Chief Executive Officer, Standard Brands
                             Paint Company, manufacturer and retailer of paint, until June 1993; Director, City National Corp.,
                             (commercial bank holding company); Director,
                             Authentic Fitness Corp., (athletic apparel manufacturer and retailer); Director, Faroudja,
                             Inc., (manufacturer of video enhancement products).
                             Mr. Buchalter is Chairman of the Company's Audit
                             Committee and a member of the Compensation
                             Committee. Mr. Buchalter is the uncle of David I.
                             Sunkin, the Company's Vice President & General
                             Counsel.

Christian K. Bement, 56
  Executive Vice President,
  Director and Nominee       Mr. Bement has served the Company as its Executive
                             Vice President and Chief Operating Officer since
                             February 1995 and became a director in 1997. Prior to that and for over 25 years, Mr. Bement served in various senior executive positions at Thrifty
                             Corporation, most recently, from 1990-1994, as Executive Vice President.

THE BOARD OF DIRECTORS
MEETINGS, ORGANIZATIONS AND REMUNERATION

During the fiscal year ended April 30, 1998, the Board of Directors met four (4) times. For their services on the Board during the 1998 fiscal year, all non-employee directors, with the exception of Mr. Scheib, were paid $18,000 as a retainer which includes compensation for all regular meetings. Non-employee directors receive an additional $1,000 for each special meeting, if any, attended in person. Members of the Audit Committee, the Compensation Committee and the Nominating Committee receive $500 for each meeting attended in person. Mr. Scheib, the Chairman of the Board of Directors, was paid $36,000 as a retainer for his services. Each director attended at least 75% of all Board and applicable committee meetings.

AUDIT COMMITTEE

The Audit Committee recommends to the Board of Directors a firm of independent certified public accountants to conduct the annual audit of the Company's books and records; reviews with such accounting firm the scope and results of the annual audit; reviews the adequacy of the Company's system of internal accounting controls with such independent accountants; and reviews fees charged by the independent accountants for professional services.

The Company's independent public accountants are invited to attend meetings of the Audit Committee and certain members of management may also be invited to attend. The Audit Committee consists of four non-employee directors, Messrs. Robert Spencer, Stuart D. Buchalter, who acts as Chairman, Philip Wm. Colburn and Alexander L. Kyman. The Committee met two (2) times during the fiscal year ended April 30, 1998.

COMPENSATION COMMITTEE

The Compensation Committee reviews and approves all salary arrangements and other compensation for officers of the Company. The Compensation Committee consists of three non-employee directors, Messrs. Philip Wm. Colburn, who acts as Chairman, Stuart D. Buchalter and

Alexander L. Kyman. The Compensation Committee met three (3) times during the fiscal year ended April 30,1998.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during the year. None of the executive officers of the Company has served on the board of directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

NOMINATING COMMITTEE

The Nominating Committee, composed of Mr. Scheib and Mr. Seigel, is responsible for soliciting recommendations for candidates for the Board of Directors; developing and reviewing background information for candidates; and making recommendations to the Board regarding such candidates. The Nominating Committee did not meet during the fiscal year ended April 30, 1998.

EXECUTIVE COMPENSATION

The following tables and narrative text discuss the compensation paid in the fiscal year ended April 30 1998 ("Fiscal 1998"), and the two prior fiscal years to the Company's Chief Executive Officer and the Company's other executive officers whose disclosure of compensation is required pursuant to the rules of the Securities and Exchange Commission (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                            ANNUAL                  COMPENSATION
                                         COMPENSATION                SECURITIES
          NAME AND             FISCAL       SALARY        BONUS      UNDERLYING      ALL OTHER
     PRINCIPAL POSITION         YEAR         ($)           ($)      OPTIONS (#)     COMPENSATION
     ------------------        ------    ------------    -------    ------------    ------------
Daniel A. Seigel.............   1998        250,000       52,250(4)   150,000(3)
  President & Chief             1997        250,000            0
  Executive Officer(1)          1996        250,000      120,000

Christian K. Bement..........   1998        170,000       24,948(4)
  Executive Vice President &    1997        170,000            0
  Chief Operating Officer       1996        170,000       60,000

John D. Branch...............   1998        140,000       21,376(4)
  Senior Vice President &       1997        140,000            0      100,000(3)
  Chief Financial Officer

David I. Sunkin..............   1998         98,125       12,098(4)
  Vice President & General      1997         90,000        5,000       10,000(3)
  Counsel, Secretary(2)         1996         37,500       12,000       20,000(3)

---------------
(1) Mr. Seigel serves the Company pursuant to an employment agreement dated as of November 18, 1994 which provides for his employment as President and Chief Executive Officer. Mr. Seigel's annual salary is $250,000 and serves at the discretion of the Company. Mr. Seigel is entitled to termination benefits under certain circumstances.

(2) Compensation for the 1996 fiscal year represents five (5) months of service. Mr. Sunkin is entitled to termination benefits under certain circumstances. Mr. Sunkin is the nephew of Stuart D. Buchalter, Director of the Company.

(3) These shares are issuable upon exercise of stock options granted under the 1994 Performance Employee Stock Option Plan.

(4) Bonus payments disbursed during fiscal 1998 relate to performance during the last half of fiscal 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information with respect to option grants to the Company's Named Executives during Fiscal 1998 and the potential realizable value of such option grants.

                                                                                    POTENTIAL REALIZABLE
                              NUMBER OF    % OF TOTAL                                 VALUE AT ASSUMED
                              SECURITIES    OPTIONS                                 ANNUAL RATES OF STOCK
                              UNDERLYING   GRANTED TO    EXERCISE                  PRICE APPRECIATION FOR
                               OPTIONS     EMPLOYEES      OR BASE                        OPTION TERM
                               GRANTED     IN FISCAL       PRICE      EXPIRATION   -----------------------
            NAME                 (#)          YEAR        ($/SH)         DATE        5%($)       10%($)
            ----              ----------   ----------   -----------   ----------   ---------   -----------
Daniel A. Seigel(1).........    150,000        98          8.75        3/18/08      825,423     2,091,787

---------------

(1) These options reflect the reload of a portion of Mr. Seigel's previously granted and exercised options. Please see the "Report of the Compensation Committee of the Board of Directors on Executive Compensation of the Chief Executive Officer".

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

The following table sets forth below information with respect to previously granted options which were exercised (if any) or which remain outstanding for the Named Executives.

                                                      NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN-THE
                                         VALUE        OPTIONS AT FY-END(#)            MONEY OPTIONS(1)
                          ON EXERCISE   REALIZED   ---------------------------   ---------------------------
          NAME                (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----            -----------   --------   -----------   -------------   -----------   -------------
Daniel A. Seigel........    150,000     356,250      250,000        150,000       $718,750       $  75,000
Christian K. Bement.....          0           0      200,000              0        375,000          25,000
John D. Branch..........          0           0       66,666         33,334        154,166           8,333
David I. Sunkin.........          0           0       13,333         16,667         47,499          43,751(2)

---------------

(1) Value based upon $9.25 closing price per share of Common Stock on April 30, 1998.

(2) Five thousand options currently do not have any value since the exercise price of those options exceeds the fair market value of the underlying shares as of April 30, 1998.

                           TEN-YEAR OPTION REPRICINGS

The following table discloses the repricing of stock options previously granted to Mr. Seigel.

                                                   MARKET
                                                  PRICE OF                                    LENGTH OF
                                                  STOCK AT     EXERCISE PRICE              ORIGINAL OPTION
                                   NUMBER OF      TIME OF        AT TIME OF                TERM REMAINING
                                    OPTIONS     REPRICING OR    REPRICING OR      NEW        AT DATE OR
                                  REPRICED OR    AMENDMENT       AMENDMENT      EXERCISE    REPRICING OR
        NAME             DATE     AMENDED(#)        ($)             ($)          PRICE        AMENDMENT
        ----           --------   -----------   ------------   --------------   --------   ---------------
Daniel A. Seigel.....  03-18-98     150,000         8.75            6.375         8.75(1)     19 months
  President & Chief
  Executive Officer    03-12-96     400,000        6.625             5.50(2)     6.375(3)     44 months

---------------
(1) These options reflect the reload of a portion of Mr. Seigel's previously granted and exercised options. Please see the "Report of the Compensation Committee of the Board of Directors on Executive Compensation of the Chief Executive Officer".

(2) Exercise Prices for the options varied depending upon when Mr. Seigel exercised his options as follows:

             $5.00/share     for the period     11/15/94 - 11/30/95
             $5.50/share     for the period     12/01/95 - 11/30/96
             $6.00/share     for the period     12/01/96 - 11/15/97
             $6.50/share     for the period     11/16/97 - 11/15/98
             $7.00/share     for the period     11/16/98 - 11/15/99
(3) Repricing occurred as a result of a review and the recommendation of the Company's Compensation Committee's Compensation Consultant to "fix" the exercise price of the options to eliminate the potential of an accounting charge.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Report of the Compensation Committee shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") is responsible for administering the executive compensation plans and programs of the Company including the 1994 Performance Employee Stock Option Plan and for making recommendations to the Board of Directors regarding the compensation and benefits provided to the Chief Executive Officer and the other executive officers. Each member of the Compensation Committee, whose names are set forth below this report, is an independent director of the Company.

COMPENSATION POLICIES

The Company's executive compensation programs are designed to:

        1. Motivate executive officers to enhance the Company's performance for the benefit of its shareholders,

        2. Reward executives for superior individual contributions to the achievement of the Company's business objectives, and

        3. Align the interests of the Company's executive officers and key employees with the interests of its shareholders through equity and performance based compensation programs.

For the Fiscal Year ended April 30, 1998, the key elements of the compensation program for executive management were base salary, cash bonuses and stock option grants. The Compensation Committee reevaluates executive compensation periodically to institute compensation packages which relate in part to overall Company performance and are similar to compensation packages awarded to similar positions in the industry. The Compensation Committee has periodically retained an independent executive compensation consulting firm, Towers-Perrin, ("Compensation Consultant") to evaluate the competitive position and structure of the Company's executive compensation plans and programs.

BASE SALARY

Base salary levels generally are determined on the Compensation Committee's assessment of prevailing levels among similarly sized and situated publicly-held companies. The Compensation Committee also considers other factors, including the Company's financial performance, the depth of the duties and functions of each of the Named Executives, the individual executives performance for the year, other benefits available to the Named Executives and the recommendations of the Company's Chief Executive Officer. The base salary is deemed to have been appropriate by the Compensation Committee in view of the value of stock options previously granted and the prior and expected contributions of the Named Executives to the Company's development.

DISCRETIONARY ANNUAL BONUSES

Discretionary annual bonuses were the only bonus procedure available during fiscal 1996 for the Named Executives. For fiscal 1997, the Company adopted a semi-annual performance bonus program described below, which became an annual program for fiscal 1998. Discretionary annual bonuses were determined based on the Company's performance during the previous year, focusing particularly on enhancement of shareholder value, growth in earnings and individual performance. Discretionary bonuses may still be granted for exceptional individual performance.

ANNUAL PERFORMANCE BONUS PLAN

The Company utilizes an annual performance bonus plan entitled Management By Objectives ("MBO"). Under the MBO, annual incentives are established for the Named Executives, all other executives and certain key employees of the Company. The actual award is based on Company performance and individual performance, and may be greater or less than the target annual incentive. If the Company does not meet a threshold level of performance, no awards may be granted with the exception of discretionary annual bonuses discussed above. Generally, an individual's target award is calculated by assigning various weights to objective performance criteria such as sales increases, profit growth and individual objectives. During fiscal 1997, the MBO was a semi-annual bonus plan. Payments made under this Plan are disbursed in the fiscal year following the fiscal year in which the performance occurred.

EQUITY BASED PLAN

Stock options provide executives with the opportunity to buy and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's stock. Stock options only have value if the stock price appreciates in value from the date the options are granted.

In 1994, the shareholders adopted, and amended in 1996, the Earl Scheib, Inc., 1994 Performance Employee Stock Option Plan (the "1994 Performance Plan"). The 1994 Performance Plan was adopted to better align the interests of the Company's management and employees with those of the shareholders. Options will be granted to key employees who have made and are expected to continue to make valuable contributions to the Company. Options are typically granted at fair market value or higher on the date of grant and vest over a three to four year period.

In addition, the shareholders, in 1994, adopted the Earl Scheib, Inc., 1994 Board of Directors Stock Option Plan (the "1994 Directors Option Plan") to provide an equity based incentive to the Company's non-employee directors. The 1994 Directors Option Plan provides that each independent director shall be eligible for an initial grant of options to purchase 10,000 shares of Common Stock at the fair market value on the date of grant and vest over a four year period. In 1996, the shareholders approved an amendment to the 1994 Directors Option Plan to further link the interests of the directors with those of the shareholders by providing the directors an opportunity to receive a grant of an additional option to purchase four times the number of shares of Company Common Stock the director purchases on the open market (up to a maximum of an option to purchase 10,000 shares).

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

Pursuant to his employment agreement, Mr. Seigel, the Company's President and Chief Executive Officer, is paid an annual salary of $250,000 and any bonus awarded was within the discretion of the Board of Directors.

Mr. Seigel was granted stock options to purchase up to 400,000 shares of Common Stock in November 1994. All of the options granted were originally granted at exercise prices both below and above the then-current fair market value of the Common Stock and vest over a two-year period. It was recommended to the Compensation Committee by the Compensation Consultant and the Company's independent auditors that the Company and Mr. Seigel amend his Stock Option Agreement to "fix" the exercise price of the options granted in order to eliminate the potential of an accounting charge. Mr. Seigel's exercise price, as described in footnote 2 of the "Ten-Year Option Repricings" table, for all his options were repriced to $6.375 per share. No other provision of Mr. Seigel's Stock Option Agreement was amended.

During fiscal 1998, the Committee, in consultation with the Company's Compensation Consultant, approved the "reload" of Mr. Seigel's original grant of options in light of the fact that the original options were scheduled to expire in November 1999. The principal features of a reload are to replace exercised stock options with a grant of a corresponding amount of new options. At April 30, 1998, the Company had reloaded 150,000 options to Mr. Seigel as disclosed on the "Option Grants in the last Fiscal Year" table.

In fiscal 1998, Mr. Seigel was awarded a bonus of $52,250 under the MBO for performance during the last six months of fiscal 1997.

During fiscal 1996, Mr. Seigel was awarded a bonus of $120,000 in consideration of the Company's improving financial performance and the repositioning of the organizational structure to intensify focus on shop management and customer service.

                                          Philip Wm. Colburn, Chairman
                                          Alexander L. Kyman
                                          Stuart D. Buchalter

PERFORMANCE GRAPH

The Performance Graph below compares total cumulative return on the Company's Common Stock, the AMEX Index and the Media General Automotive Parts and Accessories Industry Index.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

               MEASUREMENT PERIOD                   EARL SCHEIB,        INDUSTRY           BROAD
             (FISCAL YEAR COVERED)                      INC.             INDEX             MARKET
1993                                                        100.00            100.00            100.00
1994                                                         67.65            117.28            105.79
1995                                                         97.72            113.70            114.50
1996                                                        109.94            133.17            140.07
1997                                                         86.45            151.98            129.98
1998                                                        139.07            207.65            176.54

                                 PROPOSAL NO. 2

                      APPROVAL OF AMENDMENT NO. 2 TO 1994
                     PERFORMANCE EMPLOYEE STOCK OPTION PLAN

At the Annual Meeting, the stockholders are being asked to approve an amendment to the 1994 Performance Employee Stock Option Plan, as amended, (the "1994 Performance Plan") to increase the number of shares reserved for issuance thereunder.

PROPOSED AMENDMENT TO THE 1994 PERFORMANCE PLAN

In July 1998, upon the recommendation of the Compensation Committee, the Board of Directors adopted Amendment No. 2 to the 1994 Performance Plan to increase the number of shares reserved for issuance from 500,000 to 900,000 shares.

REASONS FOR THE AMENDMENT

The 1994 Performance Plan currently authorizes the issuance of options to acquire an aggregate of 500,000 shares. As of April 30, 1998, only 3,250 shares were available for the issuance of additional options under the 1994 Performance Plan. The Board of Directors considered, among other things, the Company's reliance primarily on stock options in place of long-term cash based bonuses to provide long-term incentive compensation to its employees. Furthermore, as discussed in the "Report of the Compensation Committee of the Board of Directors on Executive Compensation" the reload of Mr. Seigel's original option grant of 400,000 shares will be accomplished through the 1994

Performance Plan necessitating an increase in the number of shares available in the 1994 Performance Plan.

DESCRIPTION OF THE 1994 PERFORMANCE EMPLOYEE STOCK OPTION PLAN

The principal features of the 1994 Performance Plan, as proposed to be amended, are outlined below. Copies of the 1994 Performance Plan are available upon request to the Vice President & General Counsel of the Company, addressed to 8737 Wilshire Boulevard, Beverly Hills, California 90211.

GENERAL

The 1994 Performance Plan was adopted by the Board of Directors in June 1994, and approved by the shareholders in August 1994. The 1994 Performance Plan is not qualified under Section 401(a) of the Code (as hereinafter defined) and is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

PURPOSE

The purpose of the 1994 Performance Plan is to strengthen the Company by providing to participating employees added incentives for high levels of performance and to encourage stock ownership in the Corporation. The 1994 Performance Plan seeks to accomplish these goals by providing a means whereby employees of the Corporation and its subsidiaries may be given an opportunity to purchase, by way of option, Common Stock of the Corporation. The 1994 Performance Plan is also intended to enable the Corporation and its subsidiaries to compete effectively for and retain the services of such persons and to provide incentives for such persons to exert maximum efforts for the success of the Corporation and its subsidiaries.

The Company intends that the options issued under the 1994 Performance Plan shall, in the discretion of the Board, or any committee to which responsibility for administration of all or any part of the 1994 Performance Plan has been delegated, be either incentive stock options ("Incentive Stock Options") as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor thereto, or options which do not qualify as incentive stock options ("Non-Qualified Stock Options").

ADMINISTRATION

The Board has delegated administration of the 1994 Performance Plan to its Compensation Committee ("Committee"). The Committee shall have full power and authority in its discretion to take any and all action required or permitted to be taken under the 1994 Performance Plan, including the selection of participants to whom stock options may be granted, the determination of the number of shares which may be covered by stock options, the purchase price, and other terms and conditions thereof.

SHARES RESERVED

There are currently 500,000 shares of Common Stock, par value $1.00 (900,000 shares, if the proposed amendment is adopted), reserved for issuance upon exercise of options granted under the 1994 Performance Plan. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. If any option granted under the 1994 Performance Plan shall for any reason expire, terminate, be canceled or otherwise be annulled without having been exercised in full, the shares not purchased under such option shall again become available for the 1994 Performance Plan.

ELIGIBILITY

Key employees, as determined by the Committee, including executive officers, are eligible to participate in the 1994 Performance Plan. As of the date hereof, the Company estimates that approximately 100 employees are eligible to participate. The Company may issue Incentive Stock Options provided that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year (under all Incentive Stock Option plans of the Company) shall not exceed $100,000. Should it be determined that any Incentive Stock Option granted pursuant to the 1994 Performance Plan exceeds such maximum, such Incentive Stock Option shall be considered to be a Non-Qualified Stock Option and not to qualify for treatment as an Incentive Stock Option under Section 422 of the Code to the extent, but only to the extent, of such excess.

OPTION PRICE

The exercise price of each Non-Qualified Stock option shall be determined by the Committee and shall not be less than 100% of the fair market value of the Common Stock subject to the option on the date the option is granted. The exercise price of Incentive Stock Options may not be less than 100% of the fair market value of the Common Stock subject to the option on the date the option is granted; provided, however, that the purchase price of the Common Stock subject to the Incentive Stock Option may not be less than 110% of such fair market value (without regard to any restriction other than a restriction which, by its terms, will never lapse) where the optionee owns (or is deemed to own pursuant to Section 424(d) of the Code) Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. An option shall be exercised by written notice to the Company upon terms and conditions as the optionee's stock option agreement provides and in accordance with such other procedures for the exercise of options as the Board of Directors or Committee may establish from time to time. The purchase price of Common Stock acquired pursuant to an option shall be paid by such method or methods as the Committee may determine and may consist of cash or check payable to the order of the Company, or in whole shares of Common Stock of the Company owned by the optionee having a fair market value on the exercise date (determined by the Committee in accordance with any reasonable valuation method) equal to the option price for the shares being purchased. Payments by Common Stock shall be made by delivery of Common Stock certificates properly endorsed for transfer in negotiable form. If other than the optionee, the person or persons exercising the option shall be required to furnish the Company appropriate documentation that such person or persons have the full legal right and power to exercise the option on behalf of and for the optionee.

ADJUSTMENTS UPON CHANGES IN COMMON STOCK; REORGANIZATION, MERGER, CONSOLIDATION

If the outstanding shares of the Common Stock of the Company are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Adjustments shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under the 1994 Performance Plan on account of any such adjustment. Upon the dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation of the Company where the Company is the surviving corporation and the stockholders immediately prior to such transaction do not own at least 80% of the Company's

Common Stock immediately after such transaction, or upon any reorganization, merger or consolidation of the Company where the Company is not the surviving corporation, or upon a sale of substantially all of the assets or 50% or more of the then outstanding Common Stock to another person, corporation or entity, including any group within the meaning of Regulation 13D promulgated under
Section 13(d) of the Securities Exchange Act of 1934 (any such reorganization, merger, consolidation, sale of assets, or sale of shares of Common Stock being hereinafter referred to as the "Transaction"), the 1994 Performance Plan will terminate provided however that (i) any options granted and outstanding prior thereto shall become immediately exercisable in full and (ii) the termination of the 1994 Performance Plan, and exercise of the any option (to the extent that the holder's right to exercise such option has been accelerated) shall be concurrent with, subject to and conditioned upon the consummation of the Transaction to which such termination and acceleration relates, and if, for any reason, such Transaction is abandoned, exercise of the option shall be void and such option shall thereafter be exercisable only as permitted by the 1994 Performance Plan and the related option agreement which shall remain in full force and effect.

VESTING

The Committee shall determine vesting periods, if any, for options granted under the 1994 Performance Plan.

EXPIRATION, TERMINATION AND TRANSFER OF OPTIONS

Subject to earlier termination as provided in the 1994 Performance Plan, each Incentive Stock Option granted and all rights or obligations thereunder by its terms shall expire on such date as the Committee may determine as set forth in such stock option agreement, but not later than (i) 5 years from the date of grant in the case of any Incentive Stock Option granted to an optionee who owns (or is deemed to own pursuant to Section 424(d) of the Code) Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, and (ii) 10 years from the date of grant in the case of all other Incentive Stock Options. In the case of Non-Qualified Options, the term may not exceed 10 years. For purposes of the 1994 Performance Plan, the date of grant of an option shall be the date on which the Committee takes final action approving the award of the option, notwithstanding the date the optionee accepts the option, the date of execution of the option agreement, or any other date with respect to such option. Except in the event of termination of employment due to death, disability or termination for "substantial cause" (as defined below), options will terminate three months after an optionee ceases to be employed by the Company or its subsidiaries unless the options by their terms were scheduled to terminate earlier but only as to such number of shares as to which the option was exercisable on the date of termination. If termination occurs by reason of disability (as defined in the 1994 Performance Plan) such three month period shall be extended to one year. If employment is terminated for "substantial cause," the optionee's right to exercise will terminate at the time notice of termination is given. Termination for "substantial cause" shall include (i) the commission of a criminal act against, or in derogation of the interests of the Company or any of its subsidiaries, (ii) knowingly divulging confidential information about the Company, (iii) interference with any major customer of the Company, or (iv) any similar action that the Committee may deem sufficiently injurious to the interests of the Company. If an employee dies while in the employ of the Company or within three months after cessation of such employment (except for "substantial cause"), his or her estate or personal representation shall have the right to exercise such option before the date such option would otherwise terminate, but only as to the number of shares as to which such option was exercisable on the date of death. An option by its terms may only be transferred by will or by laws of descent or pursuant to a qualified domestic relations order, and, except as otherwise required pursuant to a qualified domestic relations order, options shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or in the case of disability by his or her court appointed legal representative).

In addition, subsequent to the grant of any option, the Committee, at any time before complete termination of such option, may accelerate the time or times at which such option may be exercised in whole or in part (without reducing the term of such option), notwithstanding the provision in the option stating the time during which the option may be exercised.

TERMINATION AND AMENDMENT OF THE 1994 PERFORMANCE PLAN

The 1994 Performance Plan will terminate in 2004. The 1994 Performance Plan will also terminate upon liquidation, reorganization, merger or consolidation of the Company as discussed above. No options may be granted under the 1994 Performance Plan after it is terminated. No termination, suspension, modification or amendment of the 1994 Performance Plan may, without the consent of the person to whom an option shall theretofore have been granted, adversely affect the rights of such person with respect to such option. No modification, extension, renewal or other change in any option granted under the 1994 Performance Plan shall be made after the grant of such option, unless the same is consistent with the provisions of the 1994 Performance Plan. With the consent of the holder of an option and subject to the terms and conditions of the 1994 Performance Plan, the Committee may amend outstanding stock option agreements with any optionee, including, without limitation, any amendment which would (i) accelerate the time or times at which the option may be exercised and/or (ii) extend the scheduled expiration date of the option.

The 1994 Performance Plan may be amended by the Board of Directors at any time, and from time to time. However, except as otherwise provided in the 1994 Performance Plan, no amendment shall be effective unless approved by the stockholders if the amendment: (a) increases the number of shares reserved for options under the 1994 Performance Plan; (b) materially modifies the requirements as to eligibility for participation in the 1994 Performance Plan; or (c) materially increases the benefits accruing to participants under the 1994 Performance Plan; (d) changes the purchase price for Incentive Stock Options, or
(e) otherwise materially increases the benefits to guarantees under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is only a summary of the principal federal income tax consequences of the options and rights to be granted under the 1994 Performance Plan, and is based on existing federal law (including administration, regulations and rulings) which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the federal income tax consequences herein discussed. Each employee should consult his or her tax advisor with respect to the specific tax consequences of his or her participation in the 1994 Performance Plan.

Generally, under present law, when an option qualifies as an Incentive Stock Option under Section 422 of the Code: (i) an optionee will not realize taxable income either upon the grant or by the exercise of the option, (ii) any gain or loss upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss, and (iii) no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of an Incentive Stock Option or a qualifying disposition of the shares. A disposition by an optionee of Common Stock acquired upon exercise of an Incentive Stock Option will constitute a qualifying disposition if it occurs more than two years after the grant of the option, and one year after the transfer of the shares of the optionee. If such Common Stock is disposed of by the optionee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the optionee, in general, will recognize ordinary income equal to the lesser of (i) the aggregate fair market value of the shares, as of the date of exercise less the option price, or (ii) the amount realized on the disqualifying disposition less the option price. Ordinary income from a disqualifying disposition will constitute ordinary compensation income. Any gain in addition to the amount reportable as ordinary income on a "disqualifying disposition" generally will be capital gain.

Capital gain recognized by an optionee on shares held more than one year but less than 18 months prior to disposition will be taxable at a maximum rate of 28%; capital gains recognized on shares held for more than 18 months will be taxable at a maximum rate of 20%.

Upon the exercise of an Incentive Stock Option, the difference between the fair market value of Common Stock on the date of exercise and the option price generally is treated as an adjustment to taxable income in that taxable year for alternative minimum tax purposes, as are a number of other items specified by the Code. Such adjustments (along with tax preference items) form the basis for the alternative minimum tax (presently at the rate of 26% on the first $175,000 of alternative minimum taxable income and 28% on amounts in excess of $175,000 for individuals), which may apply depending on the amount of the computed "regular tax" of the employee for that year. Under certain circumstances the amount of alternative minimum tax is allowed as a carry forward credit against regular tax liability in subsequent years.

In the case of stock options which do not qualify as an Incentive Stock Option (Non-Qualified Stock Options), no income generally is recognized by the optionee at the time of the grant of the option. Under present law the optionee generally will recognize ordinary income at the time the Non-Qualified Stock Option is exercised equal to the aggregate fair market value of the shares acquired less the option price. Ordinary income from a Non-Qualified Stock Option will constitute compensation for which withholding may be required under federal and state law.

Subject to special rules applicable when an optionee uses Common Stock of the Company to exercise an option, shares acquired upon exercise of a Non-Qualified Stock Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee generally will recognize capital gain or loss. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss.

The Company will generally be entitled to a deduction equal to the ordinary income (i.e., compensation) portion of the gain recognized by the optionee in the case of a "disqualifying disposition" of an Incentive Stock Option or in connection with the exercise of a Non-Qualified Stock Option provided the Company complies with any withholding requirements of federal and state law.

Federal income tax laws limit to $1,000,000 the annual amount publicly held corporations may deduct for reasonable compensation paid to certain executive officers (including compensation attributable to stock options) if such reasonable compensation does not qualify as "performance based compensation" or compensation paid on a "commission basis." The $1,000,000 limitation is determined for each executive officer to which the deduction applies.

If, as a result of certain changes in control of the Company, certain employee options become immediately excercisable, the additional economic value attributable to the acceleration may be deemed an "excess parachute payment" to the extent the additional value (when combined with the value of other change of control payments) equals or exceeds 300% of the employee's average annual taxable compensation over the five calendar years preceding the change of control. Any such excess over the employee's average annual taxable compensation will be subject to a 20% excise tax. To the extent that an excess parachute payment is not deductible and is paid to an executive officer whose compensation is subject to the $1,000,000 deduction limitation rules, the $1,000,000 deduction limitation is reduced by such amount, but not below zero.

This is only a summary of the effect of the United States federal income taxation. It does not purport to be complete and does not discuss the income tax laws of any municipality, state or other country. Optionees should consult with their own tax advisors regarding the tax consequences arising from the receipt and exercise of Options and the disposition of Common Stock issued upon exercise of Options.

RESTRICTION ON RESALE

Certain directors and officers may be deemed to be "affiliates" as that term is defined under the Securities Act of 1933, as amended (the "Act"). Common Stock acquired under the Performance Plan by an affiliate may only be reoffered or resold under an effective registration statement, under Rule 144 or under another exemption from the registration requirements of the Act.

VOTE REQUIRED

The affirmative vote of a majority of the votes cast at the Meeting will be required to approve the amendment to the 1994 Performance Plan.

RECOMMENDATION

The Board of Directors has unanimously approved the proposed amendment to the 1994 Directors Option Plan and recommends that the shareholders vote for such amendment.

SECTION 16(A) REPORTING DELINQUENCIES

Under federal securities laws and rules of the Securities and Exchange Commission, directors and executive officers of the Company, as well as persons holding more than 10% of the Company's outstanding shares of Common Stock, are required to file reports showing their initial ownership of the Company's Common Stock and any subsequent changes in that ownership with the Securities and Exchange Commission and the American Stock Exchange by certain specified due dates. Based solely on the Company's review of copies of such reports furnished to the Company and written representations that no other reports were required to be filed, during fiscal 1998, all such reports that were required were filed on a timely basis, with the exception of Christian Bement, who filed a delinquent Form 5 in June, 1998, which was due in June, 1996.

SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

Shareholders of record who wish to have their proposals considered for inclusion in the Company's Proxy Statement for the 1999 Annual Meeting of Shareholders should deliver such proposals in writing to the Company, addressed as follows:
Earl Scheib, Inc., 8737 Wilshire Boulevard, Beverly Hills, California 90211,
Attention: David I. Sunkin, Vice President and General Counsel. Such proposals must be received by the Company at the foregoing address no later than March 27, 1999 to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.

OTHER BUSINESS

The Board of Directors is not aware of any matter which may properly be presented for action at the Meeting other than the matters set forth herein, but, should any other matter requiring a vote of the shareholders arise, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy, in the interests of the Company.

PROXIES AND SOLICITATIONS

Proxies for the Meeting are being solicited by mail directly and through brokerage and bank institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally, by telephone, or by telegraph. The Company does not expect to pay an fees or compensation for the solicitation of proxies but may reimburse brokers and other persons who hold stock in their names, or in the names of nominees, for their expenses in sending proxy material to principals and obtaining their proxies.

AVAILABILITY OF FORM 10-K

The Company's Annual Report on Form 10-K for the fiscal year ended April 30, 1998, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission, will be furnished to shareholders upon written request without charge. A copy may be requested by writing to David I. Sunkin, Vice President and General Counsel, Earl Scheib, Inc., 8737 Wilshire Boulevard, Beverly Hills, California 90211.

                                          By order of the Board of Directors

                                                   /S/ DAVID I. SUNKIN

                                                     David I. Sunkin
                                            Vice President & General Counsel,
                                                        Secretary

Beverly Hills, California
July 27, 1998

PROXY                          EARL SCHEIB, INC.

    Solicited on behalf of the Board of Directors of EARL SCHEIB, INC. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held on September 4, 1998 at 10:00 A.M., at The Hotel Nikko, 465 S. La Cienega Boulevard, Los Angeles, California.

    The undersigned hereby appoints John D. Branch and David I. Sunkin, or either one of them, as proxies, with full power of substitution, to vote all shares of Common Stock of the Company held of record by the undersigned on July 15, 1998 at the Meeting or at any adjournments thereof, on the proposal set forth below and in their discretion upon such other business as may properly come before the Meeting.

    The Board of Directors recommends a vote FOR all nominees listed in Proposal 1 and TO APPROVE Proposal 2.

1.  ELECTION OF DIRECTORS

         [ ] FOR all nominees listed below                           [ ]WITHHOLD AUTHORITY to vote
           (except as marked to the contrary below)                    for all nominees listed below.

 Christian K. Bement Stuart D. Buchalter Philip Wm. Colburn Alexander L. Kyman
                       Donald R. Scheib Daniel A. Seigel

(INSTRUCTION: To withhold authority for any individual write that nominee's name on the line provided below)

--------------------------------------------------------------------------------

2.  Approve amendment to the 1994 Performance Employee Stock Option Plan:

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

                     (Please sign and date on reverse side)

                    (Continued from the front side of card)

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. All proxies heretofore given by the undersigned are hereby revoked. Receipt of the Proxy Statement dated July 27, 1998 is acknowledged.

    Please mark, sign, date and return this Proxy in the accompanying prepaid envelope.

                                                                           Date:

-------------------------------------------------------------------------------,
                                                                            1998

                                                 -------------------------------
                                                                     (Signature)

                                                 -------------------------------
                                                                     (Signature)

                                                 Please sign exactly as your
                                                 name appears hereon. When
                                                 signing as attorney, executor,
                                                 administrator, trustee,
                                                 guardian or corporate officer,
                                                 please include full title.